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                                                                    Exhibit 10.3

                                SECOND AMENDMENT

      THIS SECOND AMENDMENT dated as of July 2, 2004 (this "Amendment") amends the Reimbursement Agreement dated as of July 2, 2002 (as previously amended, the "Reimbursement Agreement") between Williams-Sonoma, Inc. (the "Parent") and The Bank of New York (the "Bank"). Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Reimbursement Agreement.

      WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

      WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Reimbursement Agreement is amended as follows:

      1.1 Amendment to Definition of Maturity Date. The definition of "Maturity Date" is amended by replacing the reference to "second anniversary" with "third anniversary".

      1.2 Deletion of Sections 6.23 and 7.4. The text of each of Sections 6.23 and 7.4 is deleted and replaced with "[RESERVED]"

      1.3 Amendment to Section 9.21. Section 9.21 is amended by deleting the last sentence thereof.

      SECTION 2 Representations and Warranties. The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

      (a) each warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date);

      (b) no Default exists; and

      (c) there has not occurred a material adverse change since February 2, 2004 in the business or financial condition, prospects, performance or operations of the Parent and its Subsidiaries taken as a whole or in the facts and information regarding such Persons as represented to date.

      SECTION 3 Effectiveness. The amendments set forth herein shall become effective as of July 2, 2004 when the Bank has received the following:

      (a) a counterpart of this Amendment executed by the Parent;


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      (b) a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor;

      (c) an opinion of counsel to the Parent in form and substance reasonably acceptable to the Bank;

      (d) evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank; and

      (e) such other documents as the Bank may reasonably request.

      SECTION 4 Miscellaneous.

      4.1 Continuing Effectiveness, etc. As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to "Reimbursement Agreement" or similar terms shall refer to the Reimbursement Agreement as amended hereby.

      4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

      4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

      4.4 Successors and Assigns. This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.


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      Delivered as of the day and year first above written.

                                      WILLIAMS-SONOMA, INC.


                                      By:  /s/ Sharon L. McCollam
                                      Name: Sharon L. McCollam
                                      Title: Chief Financial Officer


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                                      THE BANK OF NEW YORK


                                      By: /s/ Randolph Medrano
                                      Title: Vice President


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